UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM 8-K
                              -------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2008


                       FIRST CAPITAL INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File No.: 000-26271

               Delaware                                  76-0582435
               --------                                  ----------
       (State of Incorporation)             (I.R.S. Employer Identification No.)

5120 Woodway Dr., Suite 9024, Houston, TX                  77056
-----------------------------------------                  -----
 (Address of Principal Executive Offices)                (ZIP Code)


       Registrant's Telephone Number, Including Area Code: (713) 629-4866


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant reports in this current report on Form 8-K that the Registrant's auditor relationship with McConnell & Jones, LLP has ceased effective March 12, 2008.

(a)(1)  Previous  Independent  Accountant

(i) The Registrant reports that the Registrant's auditor McConnell & Jones, LLP was dismissed by the Registrant effective March 12, 2008.

(ii) McConnell and Jones, LLP's reports on the Registrant's financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

(iii) The decision to dismiss McConnell & Jones as the Registrant's certifying accountants was recommended and approved by the board of directors of the Registrant on March 12,2008.

(iv) In connection with the audits of the Company's financial statements for the years ended December 31, 2006 and 2005 and any subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with McConnell & Jones, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of McConnell & Jones, LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on the Company's financial statements.


(a)(2) Engagement of McElravy, Kinchen & Associates, PC as the Registrant's Independent Accountant.

 On March 12, 2008, the Registrant's board of directors recommended and approved the engagement of McElravy, Kinchen & Associates, PC, as its independent accountant to audit the Registrant's financial statements for its fiscal year ended December 31, 2007.

 During the years ended December 31, 2006 and 2005 and the subsequent interim period ended September 30, 2007, and through the date of the firm's engagement the Registrant did not consult with McElravy with regard to:

 (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements; or

 (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

(a)(3) The Registrant has provided McConnell & Jones, LLP with a copy of the disclosures it is making in response to this Item. The Registrant has requested McConnell & Jones, LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which McConnell & Jones, LLP does not agree. The Registrant has filed the letter as exhibit 16 to this current report containing this disclosure

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
16.1                    Letter from Certifying Accountant, filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


First  Capital  International,  Inc.

By:  /s/  PersonNameGivenNameAlex  SnGenin
------------------------------------------

Alex  Genin
Chief  Executive  Officer  and  Director

Date:  March  18,  2008